Exhibit 10.35

Execution Copy

FOURTH AMENDMENT TO CREDIT AGREEMENT (INCREMENTAL AMENDMENT)

FOURTH AMENDMENT TO CREDIT AGREEMENT (INCREMENTAL AMENDMENT), dated as of December 17, 2015 (this “Amendment”), by and among J. CREW GROUP, INC., a Delaware corporation (the “Borrower”), CHINOS INTERMEDIATE HOLDINGS B, INC., a Delaware corporation (“Holdings”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents, and each lender party hereto (collectively, the “Lenders” and individually, each a “Lender”).

WHEREAS:

A. The Borrower, Chinos Intermediate Holdings B, Inc., the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 7, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of October 11, 2012, that certain Second Amendment to Credit Agreement, dated as of March 5, 2014, that certain Third Amendment to Credit Agreement, dated as of December 10, 2014, as amended hereby, and as may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to the Borrower;

B. Pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested a Revolving Commitment Increase in the amount of $50,000,000, and certain Lenders (collectively, the “Revolving Commitment Increase Lenders” and individually, each a “Revolving Commitment Increase Lender”) have agreed to provide such requested increase, subject to the terms and conditions set forth herein; and

C. In accordance with Section 2.15 of the Credit Agreement, Holdings, the Borrower, the Administrative Agent, the Revolving Commitment Increase Lenders and the Requisite Lenders agree to amend the Credit Agreement as set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below:

(a) Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to include, in addition and not in limitation, the following definitions in proper alphabetical order:

(i) “Fourth Amendment” means the Fourth Amendment to Credit Agreement (Incremental Amendment), dated and effective as of the Fourth Amendment Effective Date, by and among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

(ii) “Fourth Amendment Effective Date” means December 17, 2015.

(iii) “Letter of Credit Sublimit” means an amount equal to $300,000,000, as such amount may be increased or reduced in accordance with the provisions of this Agreement. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Commitments. A permanent reduction of the Aggregate Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit; provided, however, that if the Aggregate Commitments are reduced to an amount less than the Letter of Credit Sublimit, then the Letter of Credit Sublimit shall be reduced to an amount equal to (or, at the Borrower’s option, less than) the Aggregate Commitments.

(b) Amended Definitions. Section 1.1 of the Credit Agreement is hereby further amended as follows:

The definition of “Loan Documents” is hereby deleted in its entirety and the following is substituted in its stead:

“Loan Documents” means, collectively, (a) this Agreement, (b) the Revolving Credit Notes, (c) any Incremental Amendment and any Extension Amendment, (d) the Guaranty, (e) the Fee Letter and any other fee letter entered into between the Borrower and the Administrative Agent in connection with this Agreement, (f) each Letter of Credit Reimbursement Agreement, (g) the Collateral Documents, (h) the Issuer Documents, (i) the First Amendment, (j) the Second Amendment, (k) the Third Amendment and (l) the Fourth Amendment.”

(c) Amended Provision. Section 2.4(a)(iii) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“(iii) after giving effect to the Issuance of such Letter of Credit, (A) the aggregate Revolving Credit Outstandings would exceed the Maximum Credit at such time, (B) the Revolving Credit Outstandings of any Lender would exceed such Lender’s Revolving Credit Commitment, or (C) the Outstanding Amount of the Letter of Credit Obligations would exceed the Letter of Credit Sublimit;”

3. Revolving Commitment Increase. Subject to the terms and conditions contained herein, the Revolving Commitment Increase Lenders have agreed to increase their respective Revolving Credit Commitments in an aggregate amount of $50,000,000. This Amendment shall serve as the “Incremental Amendment” referred to in Section 2.15 of the Credit Agreement. In accordance with Section 2.15 of the Credit Agreement, Schedule I to the Credit Agreement (Revolving Credit Commitments) shall be amended by deleting such schedule and replacing it with the corresponding schedule set forth on Annex I attached hereto.

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4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on the Fourth Amendment Effective Date, as if made on and as of the Fourth Amendment Effective Date and as if each reference therein to “this Agreement” or the “Credit Agreement” or the like includes reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b) after giving effect to this Amendment, no Default or Event of Default exists as of the Fourth Amendment Effective Date.

5. Conditions Precedent. The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent are satisfied in a manner satisfactory to the Administrative Agent:

(a) receipt by the Administrative Agent of a copy of (i) this Amendment, duly authorized and executed by the Borrower, Holdings, the Requisite Lenders and each Revolving Commitment Increase Lender, and (ii) a copy of the Guarantor Consent and Reaffirmation, in substantially the form of Annex II attached hereto, duly authorized and executed by Holdings and each Subsidiary Guarantor (the “Guarantor Consent and Reaffirmation”);

(b) receipt by the Administrative Agent of an amended and restated Revolving Credit Note executed by the Borrower in favor of each Revolving Commitment Increase Lender that has requested a Note at least two (2) Business Days in advance of the Fourth Amendment Effective Date;

(c) the Administrative Agent shall have received from the Borrower an upfront fee, equal to 0.25% of the Revolving Commitment Increase provided on the Fourth Amendment Effective Date, for the benefit of the Revolving Commitment Increase Lenders providing such Revolving Commitment Increase (which fee shall be non-refundable, fully earned, due and payable in full in cash on the Fourth Amendment Effective Date), and, to the extent invoiced at least one (1) Business Day prior to the Fourth Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of Choate, Hall & Stewart LLP, counsel to the Administrative Agent and the Collateral Agent) required to be reimbursed or paid by the Loan Parties pursuant to the terms of Section 12.3 of the Credit Agreement;

(d) receipt by the Administrative Agent of a Secretary’s Certificate from each of the Loan Parties certifying (i) the recent passage and continued effectiveness of resolutions, in the case of the Borrower, approving the transactions contemplated by this Amendment and, in the case of the Guarantors, approving the Guarantor Consent and Reaffirmation, and (ii) the incumbency of the officers executing this Amendment and the documents delivered in connection therewith to which such Loan Party is a party, in each case in form and substance reasonably satisfactory to the Administrative Agent; and

(e) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower stating that after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein.

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6. Effect on Loan Documents. As amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by the Borrower in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or the other Loan Documents. The Borrower hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed and remain in full force and effect. After giving effect to the Amendment, the Borrower reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents. Each entity that is listed on the signature pages to this Amendment as a “Lender” is hereby deemed a Lender under the Credit Agreement.

7. No Novation; Entire Agreement. This Amendment is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Credit Agreement and the other Loan Documents. There are no other understandings, express or implied, among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders regarding the subject matter hereof or thereof.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10. Construction. This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

J. CREW GROUP, INC., as the Borrower

By:	/s/ Vincent Zanna
Name:	Vincent Zanna
Title:	Vice President and Treasurer

CHINOS INTERMEDIATE HOLDINGS B, INC.,
as Holdings

By:	/s/ Vincent Zanna
Name:	Vincent Zanna
Title:	Vice President and Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

BANK OF AMERICA, N.A.,
as Swing Loan Lender, an Issuer and a Lender

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ian Maccubbin

Name:	Ian Maccubbin
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as an Issuer and a Lender

By:	/s/ Brian Gingue
Name:	Brian Gingue
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

SUNTRUST BANK,
as a Lender

By:	/s/ Angela Leake
Name:	Angela Leake
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

TD BANK, N.A.,
as a Lender

By:	/s/ Nick Malatestinic
Name:	Nick Malatestinic
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ James Fayen
Name:	James Fayen
Title:	Deputy General Manager

[Signature Page to Fourth Amendment to Credit Agreement]

Annex I

SCHEDULE I TO

CREDIT AGREEMENT

Revolving Credit Commitments

Lender	Revolving Credit Commitment
Bank of America, N.A.	$84,200,000.00
Wells Fargo Bank, National Association	$60,800,000.00
HSBC Bank USA, National Association	$52,500,000.00
SunTrust Bank	$52,500,000.00
TD Bank, N.A.	$35,000,000.00
U.S. Bank National Association	$30,000,000.00
Goldman Sachs Bank USA	$20,000,000.00
Mizuho Corporate Bank, LTD.	$15,000,000.00

Total	$350,000,000

Annex II

GUARANTOR CONSENT AND REAFFIRMATION

December 17, 2015

Reference is made to (i) the Fourth Amendment to Credit Agreement, dated as of dated as of December 17, 2015, attached as Exhibit A hereto (the “Amendment”), among the Borrower, the Administrative Agent, the Collateral Agent and each Lender party thereto, and (ii) the Credit Agreement dated as of March 7, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, including pursuant to the Amendment, the “Credit Agreement”), among the Borrower, Holdings, the Administrative Agent, the Collateral Agent and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement.

Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Fourth Amendment Effective Date, be deemed to be a reference to the Credit Agreement in accordance with the terms of the Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed and remain in full force and effect.

After giving effect to the Amendment, each Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the State of New York.

[ The remainder of this page is intentionally left blank ]

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed as of the date first above written.

CHINOS INTERMEDIATE HOLDINGS B, INC.
J. CREW OPERATING CORP.
J. CREW INC.
J. CREW INTERNATIONAL, INC.
GRACE HOLMES, INC.
H. F. D. NO. 55, INC.
MADEWELL INC.
J. CREW VIRGINIA, INC.

By:
Name:
Title:

[Guarantor Consent and Reaffirmation Signature Page]

Exhibit A

Fourth Amendment to Credit Agreement

See Attached.